                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, made as of the eighth day of January, 1996, by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the "Company"), and those persons set forth on Schedule 1 as Investors (each an
                                           ----------
"Investor" and collectively the "Investors").

     WHEREAS, the Investors have acquired or pursuant to Subscription Agreements of even date are acquiring shares of common stock, par $.01 per share ("Common Stock") of the Company, and pursuant to a certain Series A and Series B Preferred Stock Agreement of even date, may acquire up to four hundred thousand shares of Series A Convertible Preferred Stock which are convertible into shares of Common Stock; and

     WHEREAS, it is a condition to the obligations of the Investors to purchase the Common Stock and Series A Convertible Preferred Stock that this Agreement be executed by the parties hereto in order to provide the Investors with certain registration rights with respect to the shares of Common Stock being purchased by the Investors and the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock to be purchased by the Investors, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1.   Certain Definitions. Capitalized terms used in this Agreement without
          -------------------
definition shall have the meaning given to those terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

     "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Holder" means the person who is then the record owner of Registrable Securities which have not been sold to the public.

     "IPO Date" means the date on which shares of Common Stock shall have been sold pursuant to a public offering (including without limitation one for the assets or securities of other companies) pursuant to a registration statement under the Act.

     "Registrable Securities" means all shares of Common Stock now owned or hereafter acquired by any Investor, including without limitation those issuable upon conversion of Series A Convertible Preferred Stock.

     The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

     "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 2, 3 or 5 hereof, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue-sky fees and expenses, fees of transfer agents and registrars, reasonable fees and disbursements of one counsel for all the selling Holders, and the expense of any special audits incident to or required by any such registration.

     "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any transfer taxes applicable to such sales.

     2.   Requested Registrations
          -----------------------

          (a) If (i) on any two occasions at any time after the date hereof, the Company shall receive from one or more Investors a written request that the Company effect the registration of Registrable Securities with a reasonably anticipated aggregate price to the public of at least $20,000,000, and an anticipated offering price to the public of at least twice the then Applicable Conversion Value of the Series A Convertible Preferred Stock, which Investors must, prior to consummation of the first registration of securities of the Company under the Act, include Summit Ventures IV, L.P., or (ii) on any one occasion during each calendar year which the Company is eligible to register the sale of shares of Common Stock to the public under the Act on Form S-3, the Company shall receive from one or more Holders of Registrable Securities a written request that the Company effect the registration of Registrable Securities held by such Holders having a fair market value as of the date of such request of $1,000,000, the Company will:

        (A) promptly give written notice of the proposed registration to all other Holders; and

        (B) as soon as reasonably practicable, use all commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within twenty
     (20) days after receipt of such written notice from the Company. If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such Holders who
                                               --------
     requested inclusion of Registrable Securities in such registration pursuant to this Section 2 or Section 3 below according to the number of Registrable Securities requested to be registered by such Holders. No registration initiated by the Holders hereunder shall count as a registration under this
     Section 2 unless and until it shall have been declared effective and the Holders shall have sold all of the Registrable Securities included in such registration.

          (b)  Selection of Underwriter.  The underwriter of any underwriting
               ------------------------
requested under this Section 2 shall be selected by the Company.

     3.   "Piggy Back" Registrations.
           -------------------------

          (a) If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising registration rights or otherwise (other than a registration relating solely to a merger, acquisition of assets or securities or tender or exchange offer, or to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will:

        (i) Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter).

        (ii) Use all commercially reasonable efforts to include in such registration all the Registrable Securities specified in a written request or requests made by any Holder within fifteen (15) days after the date of delivery of the written notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among the Holders who
                     --------
     requested inclusion of Registrable Securities in such registration according to the number of Registrable Securities requested to be registered by each of them.

          (b) The Company shall select the underwriter for an offering made pursuant to this Section 3.

     4.   Expenses of Registration.  All Registration Expenses incurred
          ------------------------
in connection with any registration, qualification or compliance pursuant to
Section 2, 3, or 5 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the Registrable Securities registered, pro rata on the basis of the number of their Registrable Securities so registered.

     5.   Listing Application. If shares of any class of stock of the Company
          -------------------
shall be listed on a national securities exchange or approved for quotation on any over-the-counter market system, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Holder.

     6.   Registration Procedures. In the case of each registration effected by
          -----------------------
the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

          (a) Keep such registration effective for a period of one hundred twenty days (120) or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

          (b) Use all commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling Holders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration or which would subject it to taxation in such jurisdiction;

          (c) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

          (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holders and provided further that, if the underwriter so requests, the underwriting agreement will contain customary indemnification and contribution provisions on the part of the Company and the Holders;

          (e) To the extent then permitted under applicable professional guidelines and standards, use all reasonable efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities and provide copies thereof to the Holders; and

          (f) Permit the counsel to the selling Holders whose expenses are being paid pursuant to Section 4 hereof to participate in the registration statement preparation process and to inspect and copy such corporate documents as he may reasonably request.

     7.   Indemnification.
          ---------------

          (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) prepared by the Company incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that: (i) any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter expressly for use therein; or (ii) in the case of a sale directly by a Holder (including without limitation a sale through any underwriter retained by such Holder), it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus or other preliminary document and corrected in a final or amended prospectus or other document and such Holder failed to deliver a copy of the final or amended document at or prior to the confirmation of the sale of the applicable securities to the person asserting such claim, loss, damage, liability, or action.

          (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not (in light of the circumstances under which they were made, in the case of any prospectus) misleading, and will reimburse the Company and such Holder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of his securities.

          (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 7 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof).
The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

          (d) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 or 3 which imposes indemnification obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 or 3 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

     8.   Information by Holder.  Each Holder of Registrable Securities included
          ---------------------
in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

     9.   Limitations on Registration Rights.  From and after the date of this
          ----------------------------------
Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder

(a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company.

     10.  Exception to Registration.  The Company shall not be required to
          -------------------------
effect a registration under this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 10 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Act. Notwithstanding the foregoing, in no event shall the provisions of this Section 10 be construed to preclude a Holder of Registrable Securities from exercising rights under Section 3 for a period of three years after the effective date of the Company's initial registration of shares under the Act.

     11.  Rule 144 Reporting.  With a view to making available the benefits
          ------------------
of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

          (b) use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as a Holder owns any restricted securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     12.  Damages.  The Company and the Investors recognize and agree that they
          -------
may not have an adequate remedy if any of them fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and each of them expressly agrees that in the event of such failure the other parties shall be entitled to seek specific performance of the defaulting party's obligations hereunder.

     13.  Restrictions on Transfer.  Each Holder of Registrable Securities who
          ------------------------
seeks to include such Registrable Securities in a registration pursuant to this Agreement shall, if so requested by the underwriters who are managing such offering, as a condition precedent to including Registrable Securities in such offering, execute an agreement on usual and customary terms pursuant to which such Holder agrees not to sell or otherwise transfer Registrable Securities (except pursuant to such offering) for such period of time following the consummation of such offering as such underwriters may reasonably request; provided, however that such period shall not exceed 120 days in the case of the first offering of securities of the Company or 90 days in the case of any subsequent offering of such securities.

     14.  Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents and warrants to the Investors as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and does not violate any provision of law applicable to the Company, any order of any court or other agency of government applicable to the Company, the Articles of Organization or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation, except for any such violation, conflict, breach, or default which would not have a material adverse effect on the Company, or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the material properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws of general applicability affecting the enforcement of creditors' or secured parties' rights or debtors' obligations generally, (B) the availability of specific performance or other equitable remedies may be limited by equitable principles of general applicability (whether such matter is considered in a proceeding at law or in equity); and (C) the indemnification and contribution provisions with respect to securities law matters may be limited by applicable securities laws or principles of public policy.

     15.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether or not so expressed.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as follows:

          If to the Company or any Investor, at the address of such party set forth on Schedule I hereto or the most recent address as is shown on the stock records of the Company; and

          If to any subsequent Holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such Holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder of Registrable Securities) or to the Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding Registrable Securities; provided, however that if any amendment adversely affects any Investor, such amendment shall also require the consent of all Holders.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


          (g) One or more persons who acquire shares of Common Stock after the date hereof may become parties to this Agreement by executing a counterpart of this Agreement, in which case the name and address of each such person shall be added to Schedule 1.
         ----------

          (h) If pursuant to Section 1.6 of the Series A and Series B Preferred Stock Purchase Agreement of even date among the parties to this Agreement (the "Stock Purchase Agreement"), Purchasers (as defined in the Stock Purchase Agreement) terminate their commitment to purchase Purchased Shares (as defined in the Stock Purchase Agreement), and Gregory A. Serrao purchases, or causes the Company to purchase, all capital stock of the Company owned by Purchasers other than himself, then the Company may terminate this Agreement at any time thereafter upon notice to the other parties.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                        COMPANY:

                                        AMERICAN DENTAL PARTNERS, INC.


                                        By: /s/ Gregory A. Serrao
                                           --------------------------------
                                           Name:  Gregory A. Serrao
                                           Title:  President

                                        INVESTORS:

                                        SUMMIT VENTURES IV, L.P.

                                        By: Summit Partners, IV,
                                                L.P.,
                                                Its General Partner

                                        By:   Stamps, Woodsum & Co. IV,
                                                 Its General Partner


                                        By: /s/ Martin J. Mannion
                                           -------------------------------
                                           General Partner


                                        SUMMIT INVESTORS III, L.P.


                                        By: /s/ Martin J. Mannion
                                           -------------------------------
                                           Authorized Signatory

                                        /s/ Gregory A. Serrao
                                        ----------------------------------
                                        Gregory A. Serrao

                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
                  ------------------------------------------


     This is an amendment made effective November 1, 1996, to the Registration Rights Agreement dated January 8, 1996 (the "Agreement"), among American Dental Partners, Inc., a Delaware corporation (the "Company"), and Summit Ventures, IV, L.P., Summit Investors III, L.P., Noro-Moseley Partners III, L.P., Gregory A. Serrao ("Mr. Serrao"), Robert D. Walter, Donald Vasti, Celeste Vasti, M. Robert DiGia, George Bennett, Stephen Corrou, F&F L.L.C., Ronald M. Levenson, Gary A. Wadman, and Mazza & Riley, Inc. (the "Investors").

                            Background Information
                            ----------------------

     The Company anticipates that it will agree to provide certain registration rights to persons who are issued Common Stock (as defined in the Agreement) in connection with acquisitions the Company completes from time to time. Notwithstanding the Agreement, the Company may agree to provide registration rights to other persons, provided that such agreement does not violate Section 9 of the Agreement or is approved by Investors who hold a majority of the outstanding Registrable Securities, as that term is defined in the Agreement (an "Investor Majority"). In addition, Section 15(g) of the Agreement provides that persons who acquire shares of Common Stock (as defined in the Agreement) after the date of the Agreement can become parties to the Agreement by executing a counterpart of the Agreement. However, the registration rights which the Company agrees to provide to others are likely to be less extensive or otherwise different than the rights of the Investors, and the Company believes that it may not be in the best interests of the Company or the Investors to permit such other persons to become parties to the Agreement. Accordingly, the Parties desire to amend the Agreement to coordinate more effectively the Investors' registration rights with registration rights which the Company may hereafter agree to provide, consistent with the Agreement, as amended by this amendment.

                            Statement of Agreement
                            ----------------------

     The Parties hereby acknowledge the foregoing Background Information and agree as follows:

     1. For purposes of the Agreement and this amendment: (a) the term "Holder" shall mean a person who is then a record owner of Registrable Securities; and (b) the term "Registrable Securities" shall mean shares of Common Stock which have not been previously registered for sale under the Act, including without limitation those issuable upon conversion of the Company's Series A Convertible Preferred Stock. Such definitions shall supersede the definitions of such terms contained in the Agreement.

     All other capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given those terms in the Agreement.

     2. The Company may hereafter grant registration rights relating to Common Stock pursuant to any agreement approved by an Investor Majority (an "Approved Agreement"). The approval of an Investor Majority under the preceding sentence may be evidenced (i) by one or more documents executed by the Investor Majority, (ii) by the affirmative vote, consent, or approval of the members of the Company's board of directors (the "Board") who are Investors or who are appointed by the Investors pursuant to Section 6(a) of the Shareholders' Agreement dated January 8, 1996, among the Company and the Investors, whether such vote, consent, or approval is taken or given at a meeting of the Board or in written action taken by the Board, or (iii) some combination of the foregoing. The provisions of Sections 2(a)(ii)(B) and 3(a)(ii) of the Agreement relating to limitations on the number of shares offered pursuant to a registration will be imposed pro rata among all Holders who request inclusion of Registrable Securities in such registration under the Agreement or an Approved Agreement, in proportion to the number of Registrable Securities so requested to be registered by such Holders, respectively.

     3. Pursuant to Section 15(d) of the Agreement, this amendment shall be effective when executed by the Company and by Parties constituting an Investor Majority.

     4. This is an amendment to and a part of the Agreement. In the event of any inconsistencies between provisions of the Agreement and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Agreement shall continue in full force and effect without change.

     5. This amendment shall be binding upon, inure to the benefit of, and be enforceable by and against the respective heirs, personal representatives, successors, and assigns of each Party.

     6. This amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.


AMERICAN DENTAL PARTNERS, INC.          SUMMIT VENTURES IV, L.P.
                                        By Summit Partners IV., L.P.,
                                           General Partner

By /s/ Gregory A. Serrao                   By /s/ Martin J. Mannion
  ------------------------------             --------------------------------
  Gregory A. Serrao, President             Printed Name  Martin J. Mannion
                                                       ----------------------
                                           Title  General Partner
                                                -----------------------------

SUMMIT INVESTORS III, L.P.              By Stamps, Woodsum & Co. IV,
                                           General Partner

By /s/ Martin J. Mannion                   By /s/ Martin J. Mannion
  ------------------------------             --------------------------------
Printed Name Martin J. Mannion             Printed Name  Martin J. Mannion
            --------------------                       ----------------------
Title  General Partner                     Title   General Partner
     ---------------------------                -----------------------------

                      [Signatures continued on next page]

NORO-MOSELEY PARTNERS, III, L.P.  F&F, L.L.C.

By Moseley & Company, III,
   L.L.C., General Partner          By
                                        ----------------------------------
                                    Printed Name
                                                  ------------------------
By                                  Title
    ----------------------------          --------------------------------
Printed Name
             -------------------
Title
      --------------------------

MAZZA & RILEY, INC.                 /s/ Gregory A. Serrao
                                    --------------------------------------
By                                  GREGORY A. SERRAO
    ----------------------------
Printed Name                        /s/ Robert D. Walter
             -------------------    --------------------------------------
Title                               ROBERT D. WALTER
      --------------------------

/s/ M. Robert DiGia                 /s/ Donald Vasti
--------------------------------    --------------------------------------
M. ROBERT DiGIA                     DONALD VASTI

/s/ George Bennett                  /s/ Celeste Vasti
--------------------------------    --------------------------------------
GEORGE BENNETT                      CELESTE VASTI

/s/ Stephen Corrou                  /s/ Ronald M. Levenson
--------------------------------    --------------------------------------
STEPHEN CORROU                      RONALD M. LEVENSON

                                    /s/ Gary A. Wadman
                                    --------------------------------------
                                    GARY A. WADMAN